(i) Based on their evaluation of the
Registrant's Disclosure Controls and
Procedures as of a date within 90 days of the Filing Date, the Registrant's President and Treasurer/CFO have determined that the Disclosure Controls and Procedures
(as defined in Rule 30a-2(c) under the
Act) are designed to ensure that
information required to be disclosed by
the Registrant is recorded, processed,
summarized and reported by the filing
Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(ii) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

(iii) Certification of principal executive officer (see attached) and Certification of principal financial officer (see attached).

FORM N-SAR CERTIFICATION

I, Thomas M. Mitchell, certify that:

  1. I have reviewed this report on Form
  N-SAR of PIC Investment Trust;
  2. Based on my knowledge, this report
  does not contain any untrue statement
  of a material fact or omit to state a
  material fact necessary to make the
  statements made, in light of the
  circumstances under which such
  statements were made, not misleading
  with respect to the period covered by
  this report;
  3. Based on my knowledge, the
  financial information included in this
  report, and the financial statements
  on which the financial information is
  based, fairly present in all material
  respects the financial condition,
  results of operations, changes in net
  assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;
  4. The registrant's other certifying
  officers and I are responsible for
  establishing and maintaining
  disclosure controls and procedures
  (as defined in rule 30a-2(c) under the
  Investment Company Act) for the
  registrant and have:
       a) designed such
       disclosure controls and
       procedures to ensure that
       material information relating
       to the registrant, including
       its consolidated subsidiaries,
       is made known to us by
       others within those entities,
       particularly during the
       period in which this report is
       being prepared;
       b) evaluated the
       effectiveness of the
       registrant's disclosure
       controls and procedures as
       of a date within 90 days
       prior to the filing date of this
       report (the "Evaluation
       Date"); and
       c) presented in this report
       our conclusions about the
       effectiveness of the
       disclosure controls and
       procedures based on our
       evaluation as of the
       Evaluation Date;
  4. The registrant's other certifying
  officers and I have disclosed, based
  on our most recent evaluation, to the
  registrant's auditors and the audit
  committee of the registrant's board of
  directors (or persons performing the
  equivalent functions):
  a) all significant deficiencies in the
  design or operation of internal
  controls which could adversely affect
  the registrant's ability to record,
  process, summarize, and report
  financial data and have identified for
  the registrant's auditors any material
  weaknesses in internal controls; and
  b) any fraud, whether or not material,
  that involves management or other
  employees who have a significant
  role in the registrant's internal
  controls; and
  3. The registrant's other certifying
  officers and I have indicated in this
  report whether or not there were
  significant changes in internal
  controls or in other factors that could
  significantly affect internal controls
  subsequent to the date of our most
  recent evaluation, including any
  corrective actions with regard to
  significant deficiencies and material
  weaknesses.


                                   /s/ Thomas M. Mitchell
Date: 1/10/2003
               Thomas M.
Mitchell

               President